                                                                    EXHIBIT 99.1
                        MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-1

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements transferred to the trust formed in February 2000, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below relates to both the initial contracts described in the prospectus supplement dated January 19, 2000 and the additional contracts transferred to the trust on the closing date. The Company will transfer subsequent contracts to the trust on or before the expiration of the pre-funding period. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated January 19, 2000.

    The table below describes additional characteristics of the initial and additional contracts as of the cut-off date. The geographical distribution of the contract obligors is based on the obligor's billing address.

                 Geographical Distribution of Contract Obligors

                                                Aggregate
                                            Principal Balance % of Contract Pool
                               Number of       Outstanding      by Outstanding
                            Contracts as of    as of Cut-     Principal Balance
State                        Cut-off Date       off Date      as of Cut-off Date
-----                       --------------- ----------------- ------------------
Alabama....................      1,147        $ 36,504,475.67        5.00%
Arizona....................        412          18,210,470.93        2.50
Arkansas...................        323          10,695,299.30        1.47
California.................        495          21,190,313.10        2.90
Colorado...................        348          19,057,206.36        2.61
Connecticut................         18             339,931.48         .05
Delaware...................         77           3,661,677.44         .50
District of Columbia.......          1              22,966.14           *
Florida....................      1,056          49,623,832.53        6.80
Georgia....................      1,131          47,307,900.46        6.48
Idaho......................         95           5,635,796.38         .77
Illinois...................        213           7,541,635.92        1.03
Indiana....................        465          24,150,808.78        3.31
Iowa.......................        162           5,982,948.71         .82
Kansas.....................        171           5,965,814.83         .82
Kentucky...................        389          16,200,171.14        2.22
Louisiana..................        247           7,786,805.92        1.07
Maine......................        105           6,436,330.45         .88
Maryland...................         60           2,054,990.60         .28
Massachusetts..............         14             494,089.94         .07
Michigan...................      1,093          61,619,515.37        8.44
Minnesota..................        213           8,223,060.38        1.13
Mississippi................        403          12,957,331.89        1.78
Missouri...................        288           8,835,364.64        1.21
Montana....................        103           4,791,852.02         .66
Nebraska...................         81           3,591,355.09         .49
Nevada.....................        135           6,964,170.80         .95
New Hampshire..............        105           5,055,768.54         .69
New Jersey.................         24             818,592.10         .11
New Mexico.................        282          10,071,898.72        1.38
New York...................        312          13,828,176.32        1.89
North Carolina.............      1,398          56,976,664.53        7.81
North Dakota...............         64           2,461,558.97         .34
Ohio.......................        439          22,163,561.76        3.04
Oklahoma...................        335          12,600,400.46        1.73
Oregon.....................        212          15,593,296.01        2.14
Pennsylvania...............        327          12,688,851.65        1.74
Rhode Island...............          6             228,608.06         .03
South Carolina.............        731          26,998,772.89        3.70
South Dakota...............        104           4,171,714.36         .57
Tennessee..................        555          22,621,905.09        3.10
Texas......................      1,548          64,958,495.83        8.90
Utah.......................         68           4,552,066.66         .62
Vermont....................         64           4,014,753.81         .55
Virginia...................        329          11,689,265.67        1.60
Washington.................        362          26,901,195.40        3.69
West Virginia..............        180           6,052,999.73         .83
Wisconsin..................        128           4,503,390.66         .62
Wyoming....................        103           5,012,451.57         .69
                                ------        ---------------      ------
  Total....................     16,921        $729,863,506.76      100.00%
                                ======        ===============      ======

--------
 * Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the contracts as of the cut-off date.

                       Years of Origination of Contracts

                           Number of       Aggregate       % of Contract Pool by
                           Contracts    Principal Balance  Outstanding Principal
                             as of        Outstanding         Balance as of
Year of Origination       Cut-off Date as of Cut-off Date     Cut-off Date
-------------------       ------------ ------------------  ---------------------
1983.....................        1      $     14,573.62               *%
1984.....................        0                  .00             .00
1985.....................      119           754,363.96             .10
1986.....................      119           757,146.88             .10
1987.....................        8            54,522.34             .01
1988.....................        8            76,166.90             .01
1989.....................        1            14,541.74               *
1990.....................      475         6,350,304.10             .87
1991.....................      388         4,588,154.79             .63
1992.....................        0                  .00             .00
1993.....................        0                  .00             .00
1994.....................        0                  .00             .00
1995.....................        0                  .00             .00
1996.....................        2           100,895.34             .01
1997.....................        2            79,150.49             .01
1998.....................       47         3,569,363.88             .49
1999.....................   10,047       519,407,086.41           71.16
2000.....................    5,704       194,097,236.31           26.59
                            ------      ---------------          ------
   Total.................   16,921      $729,863,506.76          100.00%
                            ======      ===============          ======

--------
*Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the contracts as of the cut-off date.

    The contracts shown in the table above with earlier years of origination primarily represent contracts Conseco Finance originated and subsequently refinanced. Conseco Finance retains the first origination dates on its records for these refinanced contracts.

                   Distribution of Original Contract Amounts

                              Number of         Aggregate        % of Contract Pool by
                              Contracts     Principal Balance    Outstanding Principal
  Oiginal Contractr             as of          Outstanding           Balance as of
 Amunt (in Dollars)          Cut-off Date   as of Cut-off Date       Cut-off Date
-------------------          ------------   ------------------   ---------------------
   Less than $10,000........      552        $  4,125,082.39               .57%
   Between $10,000 and
    $19,999.................    2,638          35,084,716.00              4.81
   Between $20,000 and
    $29,999.................    3,145          75,928,017.15             10.40
   Between $30,000 and
    $39,999.................    3,044         104,552,910.13             14.32
   Between $40,000 and
    $49,999.................    1,946          86,658,183.28             11.87
   Between $50,000 and
    $59,999.................    1,648          90,178,081.24             12.36
   Between $60,000 and
    $69,999.................    1,168          75,588,592.83             10.36
   Between $70,000 and
    $79,999.................      897          67,031,898.81              9.18
   Between $80,000 and
    $89,999.................      643          54,402,942.34              7.45
   Between $90,000 and
    $99,999.................      489          46,205,172.52              6.33
   Between $100,000 and
    $109,999................      283          29,617,199.71              4.06
   Between $110,000 and
    $119,999................      190          21,694,062.94              2.97
   Between $120,000 and
    $129,999................      116          14,432,706.43              1.98
   Between $130,000 and
    $139,999................       68           9,177,666.01              1.26
   Between $140,000 and
    $149,999................       32           4,619,365.37               .63
   Between $150,000 and
    $159,999................       32           4,962,731.81               .68
   Between $160,000 and
    $169,999................       10           1,646,563.11               .23
   Between $170,000 and
    $179,999................        9           1,563,344.88               .21
   Between $180,000 and
    $189,999................        3             562,628.15               .08
   Between $190,000 and
    $199,999................        2             391,097.25               .05
   Between $200,000 and
    $249,999................        5           1,126,313.05               .15
   Between $250,000 and
    $299,999................        0                    .00               .00
   Between $300,000 and
    $349,999................        1             314,231.36               .04
                               ------        ---------------            ------
      Total.................   16,921        $729,863,506.76            100.00%
                               ======        ===============            ======

    The largest original initial contract amount is $314,403.45, which represents 0.04% of the aggregate principal balance of the initial contracts as of the cut-off date.

          Distribution of Original Loan-to-Value Ratios of Contracts

    The loan-to-value ratio in the table below is rounded to the nearest 1%.

                                               Aggregate Principal     % of Contract Pool by
                         Number of Contracts   Balance Outstanding     Outstanding Principal
Loan-to-Value Ratio      as of Cut-off Date    as of Cut-off Date    Balance as of Cut-off Date
-------------------      -------------------   -------------------   --------------------------
Less than 61%...........          647            $ 24,756,168.14               3.39%
61% to 65%..............          225              10,245,229.87               1.40
66% to 70%..............          299              13,631,155.20               1.87
71% to 75%..............          494              24,872,105.19               3.41
76% to 80%..............        1,437              63,284,817.81               8.67
81% to 85%..............        1,212              56,898,271.51               7.80
86% to 90%..............        5,348             232,383,123.34              31.84
91% to 95%..............        4,889             224,250,869.29              30.73
96% to 100%.............        2,370              79,541,766.41              10.90
                               ------            ---------------             ------
   Total................       16,921            $729,863,506.76             100.00%
                               ======            ===============             ======

                                Contract Rates

                                                Aggregate Principal     % of Contract Pool by
Range of Contracts by     Number of Contracts   Balance Outstanding     Outstanding Principal
Contract Rate             as of Cut-off Date    as of Cut-off Date    Balance as of Cut-off Date
---------------------     -------------------   -------------------   --------------------------
5.00001% to 6.00000%....            11            $  1,022,815.29                .14%
6.00001% to 7.00000%....            87               7,978,632.46               1.09
7.00001% to 8.00000%....         1,407             119,634,723.63              16.39
8.00001% to 9.00000%....         1,226              99,431,295.59              13.62
9.00001% to 10.00000%...         1,363              83,593,126.41              11.45
10.00001% to 11.00000%..         2,021             101,877,405.36              13.96
11.00001% to 12.00000%..         2,260              90,934,778.20              12.46
12.00001% to 13.00000%..         2,552              84,623,664.10              11.59
13.00001% to 14.00000%..         2,419              64,684,765.15               8.86
14.00001% to 15.00000%..         2,261              48,413,727.16               6.63
15.00001% to 16.00000%..           640              14,779,531.43               2.02
16.00001% to 17.00000%..           393               8,575,352.00               1.17
Over 17.00000%..........           281               4,313,689.98                .59
                                ------            ---------------             ------
   Total................        16,921            $729,863,506.76             100.00%
                                ======            ===============             ======

                   Remaining Months to Maturity of Contracts

                                               Aggregate Principal     % of Contract Pool by
Months Remaining         Number of Contracts   Balance Outstanding     Outstanding Principal
As of Cut-off Date       as of Cut-off Date    as of Cut-off Date    Balance as of Cut-off Date
------------------       -------------------   -------------------   --------------------------
Less than 31............          291            $    704,378.00                .10%
31 to 60................          438               3,956,023.65                .54
61 to 90................          774               9,903,614.83               1.36
91 to 120...............        1,062              17,319,180.89               2.37
121 to 150..............          383               8,346,238.83               1.14
151 to 180..............        1,576              36,279,577.52               4.97
181 to 210..............           10                 399,003.28                .05
211 to 240..............        1,796              54,719,352.43               7.50
241 to 270..............            5                 178,971.31                .02
271 to 300..............        1,340              47,293,119.46               6.48
301 to 330..............           13                 654,251.63                .09
331 to 360..............        9,233             550,109,794.93              75.37
                               ------            ---------------             ------
   Total................       16,921            $729,863,506.76             100.00%
                               ======            ===============             ======